ASGI AURORA OPPORTUNITIES FUND, LLC
SUB-ITEM 77Q(1)
Reference is made to the Fund's definitive information statement, which was filed with the SEC on Form DEF 14C on July 25, 2012 (SEC Accession No. 0000898432-12-000829).

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